RATEMAKING JURISDICTIONS AND REGULATORY AGENCIES

The Company is subject to regulation by the Arizona Corporation Commission (ACC), the Public Utilities Commission of Nevada (PUCN) and the California Public Utilities Commission (CPUC).  These commissions regulate public utility rates, practices, facilities, and service territories in their respective states.

The Federal Energy Regulatory Commission (FERC) regulates a wholly owned subsidiary of the Company, Paiute Pipeline Company (Paiute), and the rates it charges for transportation of gas directly to certain end-users and the transportation and storage of gas to various local distribution companies for resale in northern Nevada and northern California.

Shown below is a list of Southwest's ratemaking jurisdictions and the corresponding regulatory agency having jurisdiction:

Ratemaking Jurisdiction	Regulatory Agency
Arizona:	Arizona Corporation Commission
	1200 West Washington	Web site: www.azcc.gov
Phoenix, AZ 85007-2996
	(602) 542-4251	FAX: (602) 542-2129

California:	California Public Utilities Commission
Northern	505 Van Ness Avenue	Web site: www.cpuc.ca.gov
Southern	San Francisco, CA 94102-3298
South Lake Tahoe	(415) 703-2782	FAX: (415) 703-1758

Nevada:	Public Utilities Commission of Nevada
Northern	1150 East William Street	Web site: http://puc.nv.gov
Southern	Carson City, NV 89701-3109
	(775) 684-6101	FAX: (775) 684-6110

Nevada/California:	Federal Energy Regulatory Commission
Paiute	888 First Street, N.E.	Web site: www.ferc.gov
Washington, DC 20426
	(202) 502-8400	FAX: (202) 208-2268

A list of the commissioners appointed or elected to the various regulatory agencies follows this page.

SUMMARY OF COMMISSIONER STATUS BY JURISDICTION
March 2018

ARIZONA
Five members, elected statewide to four-year staggered terms. Governor appoints replacements, if position is vacated.
	Chairman Tom Forese	Rep.	Term ends 01/2019
	Commissioner Justin Olson	Rep.	Term ends 01/2019
	Commissioner Bob Burns	Rep.	Term ends 01/2021
	Commissioner Andy Tobin	Rep.	Term ends 01/2021
	Commissioner Boyd Dunn	Rep.	Term ends 01/2021
Executive Director Ted Vogt
CALIFORNIA
Five members, appointed to six-year staggered terms by Governor and confirmed by Senate.
	President Michael Picker	Dem.	Term ends 12/31/2020
	Commissioner Carla J. Peterman	Dem.	Term ends 12/31/2018
	Commissioner Liane M. Randolph	Dem.	Term ends 12/31/2020
	Commissioner Martha Guzman-Aceves	Dem.	Term ends 12/31/2022
	Commissioner Clifford L. Rechtschaffen	Dem.	Term ends 12/31/2022
Executive Director Alice Stebbins
NEVADA
Three members, appointed to four-year staggered terms by Governor; no confirmation required.
	Chairman Joe Reynolds	Rep.	Term ends 09/30/2020
	Commissioner Ann C. Pongracz	Dem.	Term ends 09/30/2019
	Commissioner Bruce Breslow	Rep.	Term ends 09/30/2021
Executive Director Stephanie Mullen
FERC
Up to five members, appointed to five-year staggered terms by President and confirmed by U.S. Senate.
	Chairman Kevin J. McIntyre	Rep.	Term ends 06/30/2023
	Commissioner Cheryl A. LaFleur	Dem.	Term ends 06/30/2019
	Commissioner Robert F. Powelson	Rep.	Term ends 06/30/2020
	Commissioner Neil Chatterjee	Rep.	Term ends 06/30/2021
	Commissioner Richard Glick	Dem.	Term ends 06/30/2022
Secretary Kimberly D. Bose

SUMMARY OF KEY REGULATORY FILINGS

					ADDITIONAL	ADDITIONAL	PERCENT	OVERALL	RATE OF
					MARGIN	MARGIN	AUTHORIZED	RATE OF	RETURN ON	COMMON
	FILING	TEST	FILING	EFFECTIVE	REQUESTED	AUTHORIZED	OF REQUESTED	RETURN	COMMON EQUITY	EQUITY
JURISDICTION	TYPE [1]	PERIOD	DATE	DATE	($mm)	($mm) [2]	AMOUNTS	GRANTED	GRANTED	RATIO
NEVADA
Docket No. 12-04005 (NNV) [4]	GRC	11/30/11	04/04/12	04/09/13	2.0	0.7	34	7.88	9.30	59.06
Docket No. 12-04005 (SNV) [4]	GRC	11/30/11	04/04/12	04/09/13	24.9	6.7	27	6.56	10.00	42.74
Docket No. 13-06006 (SNV) [3]	VIER		06/04/13	01/01/14	(0.1)	(0.1)	100	6.52	10.00	42.74
Docket No. 14-06004 (SNV) [3]	VIER		06/04/14	01/01/15	(0.4)	(0.4)	100	6.47	10.00	42.74
Docket No. 14-10002 (NNV)	GIR		10/01/14	01/01/15	0.2	0.2	100	7.88	9.30	59.06
Docket No. 14-10002 (SNV)	GIR		10/01/14	01/01/15	1.9	1.9	100	6.47	10.00	42.74
Docket No. 15-06007 (SNV) [3]	VIER		06/04/15	01/01/16	(0.1)	(0.1)	100	6.46	10.00	42.74
Docket No. 15-10001 (NNV)	GIR		10/01/15	01/01/16	0.3	0.3	100	7.88	9.30	59.06
Docket No. 15-10001 (SNV)	GIR		10/01/15	01/01/16	1.3	1.3	100	6.46	10.00	42.74
Docket No. 16-06003 (SNV) [3]	VIER		06/03/16	01/01/17	0.0	0.0	100	6.46	10.00	42.74
Docket No. 16-09022 (NNV)	GIR		09/30/16	01/01/17	0.1	0.1	100	7.88	9.30	59.06
Docket No. 16-09022 (SNV)	GIR		09/30/16	01/01/17	0.7	0.7	100	6.46	10.00	42.74
Docket No. 17-06002 (SNV) [3]	VIER		06/01/17	01/01/18	0.8	0.8	100	6.55	10.00	42.74
Docket No. 17-09029 (NNV)	GIR		09/29/17	01/01/18	(0.2)	(0.2)	100	7.88	9.30	59.06
Docket No. 17-09029 (SNV)	GIR		09/29/17	01/01/18	4.4	4.4	100	6.46	10.00	42.74

ARIZONA
Docket No. G-0155A-16-0107	GRC	11/30/2015	05/02/16	04/01/17	32.0	16.0	50.0	7.4	9.5	51.7
Docket No. G-0155A-10-0458	COYL		02/28/17	06/01/17	1.8	1.8	100	8.95	9.50	52.30
Docket No. G-0155A-16-0107 [5]	COYL		02/28/18	06/01/18	2.4	TBD	TBD	TBD	TBD	TBD
Docket No. G-0155A-16-0107 [6]	VSP		02/28/18	06/01/18	3.0	TBD	TBD	TBD	TBD	TBD

CALIFORNIA
Application 12-12-024 (SCA)	GRC	12/31/14	12/20/12	06/12/14	5.6	1.9	34	6.83	10.10	55.00
Application 12-12-024 (NCA/SLT)	GRC	12/31/14	12/20/12	06/12/14	6.0	5.2	87	8.18	10.10	55.00
Advice Letter No. 960 (SCA)	Attrition		11/26/14	01/01/15	1.8	1.8	100	6.83	10.10	55.00
Advice Letter No. 960 (NCA/SLT)	Attrition		11/26/14	01/01/15	0.7	0.7	100	8.18	10.10	55.00
Advice Letter No. 995 (SCA)	Attrition		11/30/15	01/01/16	1.8	1.8	100	6.83	10.10	55.00
Advice Letter No. 995 (NCA/SLT)	Attrition		11/30/15	01/01/16	0.7	0.7	100	8.18	10.10	55.00
Advice Letter No. 996 (SCA)[7]	Attrition		11/30/15	01/01/16	1.7	1.7	100	6.83	10.10	55.00
Advice Letter No 1024 (SCA)	Attrition		11/30/16	01/01/17	1.9	1.9	100	6.83	10.10	55.00
Advice Letter No. 1024 (NCA/SLT)	Attrition		11/30/16	01/01/17	0.8	0.8	100	8.18	10.10	55.00
Advice Letter No. 1025 (SCA)[7]	Attrition		11/30/16	01/01/17	0.2	0.2	100	6.83	10.10	55.00
Advice Letter No. 1058 (SCA)	Attrition		11/30/17	01/01/18	2.0	2.0	100	6.83	10.10	55.00
Advice Letter No. 1058 (NCA/SLT)	Attrition		11/30/17	01/01/18	0.8	0.8	100	8.18	10.10	55.00

FERC
Docket No. RP14-540	GRC	08/31/14	02/28/14	09/01/14	9.0	2.4	27	[8]	[8]	[8]
Docket No. CP14-509 (2015 Elko Expansion)	Expansion		06/27/14	01/06/16	6.0	6.0	100	[9]	[9]	[9]
Docket No. CP17-471 (2018 Expansion)	Expansion		07/05/17	TBD	2.6	TBD	TBD	[9]	[9]	[9]

[1] GRC = General Rate Case; VIER = Variable Interest Expense Recovery Mechanism; GIR=Gas Infrastructure Replacement; COYL=Customer Owned Yard Lines;
Attrition = Annual Attrition Filing and Automatic Trigger Mechanism for Cost of Capital; Expansion = Pipeline Expansion Project
[2] Authorized amounts do not include the effect of lower depreciation rates, which contribute to an increase in operating income
[3] Represents the net change in margin resulting from the Average Variable Interest Rate (AVIR)
[4] Original decision dated November 7, 2012 authorized $1.2 mm in NNV and $5.8 mm in SNV
[5] 2018 COYL margin pending ACC approval, expected May 2018
[6] 2018 VSP margin pending ACC approval, expected May 2018
[7] Adjustments to 2016 (AL 996) and 2017 (AL 1025) Attrition to recover the revenue requirement associated with the Victor Valley transmission replacement
[8] Stipulation - Not Identified in Order
[9] Stipulation in Docket No. RP14-540 authorized a pre-tax rate of return of 11.50 percent.

SUMMARY OPERATING RESULTS	YEAR ENDED DECEMBER 31,
(In thousands, except per share amounts)	2017	2016	2015	2014	2013	2012	2011	2010	2009	2008
Results of Consolidated Operations
Contribution to net income - gas operations	$156,818	$119,423	$111,625	$116,872	$124,169	$116,619	$91,420	$91,382	$79,420	$53,747
Contribution to net income - construction services	38,360	32,618	26,692	24,254	21,151	16,712	20,867	12,495	8,062	7,226
Contribution to net income - Corporate and administrative	(1,337)	-	-	-	-	-	-	-	-	-
Net income	$193,841	$152,041	$138,317	$141,126	$145,320	$133,331	$112,287	$103,877	$87,482	$60,973

Basic earnings per share	$4.04	$3.20	$2.94	$3.04	$3.14	$2.89	$2.45	$2.29	$1.95	$1.40
Diluted earnings per share	$4.04	$3.18	$2.92	$3.01	$3.11	$2.86	$2.43	$2.27	$1.94	$1.39

Average common shares	47,965	47,469	46,992	46,494	46,318	46,115	45,858	45,405	44,752	43,476
Average shares (assuming dilution)	47,991	47,814	47,383	46,944	46,758	46,555	46,291	45,823	45,062	43,775

Results of Natural Gas Operations
Gas operating revenues	$1,302,308	$1,321,412	$1,454,639	$1,382,087	$1,300,154	$1,321,728	$1,403,366	$1,511,907	$1,614,843	$1,791,395
Net cost of gas sold	355,045	397,121	563,809	505,356	436,001	479,602	613,489	736,175	866,630	1,055,977
Operating margin	947,263	924,291	890,830	876,731	864,153	842,126	789,877	775,732	748,213	735,418
Operations and maintenance expense	410,745	401,724	393,199	383,732	384,914	369,979	358,498	354,943	348,942	338,660
Depreciation and amortization	201,922	233,463	213,455	204,144	193,848	186,035	175,253	170,456	166,850	166,337
Taxes other than income taxes	57,946	52,376	49,393	47,252	45,551	41,728	40,949	38,869	37,318	36,780
Operating income	276,650	236,728	234,783	241,603	239,840	244,384	215,177	211,464	195,103	193,641
Other income (deductions)	13,036	8,276	2,292	7,165	12,261	4,165	(5,404)	4,016	6,590	(13,469)
Net interest deductions	69,733	66,997	64,095	68,299	62,555	66,957	68,777	75,113	74,091	83,096
Net interest deductions on subordinated debentures	-	-	-	-	-	-	-	1,912	7,731	7,729
Income before income taxes	219,953	178,007	172,980	180,469	189,546	181,592	140,996	138,455	119,871	89,347
Income tax expense	63,135	58,584	61,355	63,597	65,377	64,973	49,576	47,073	40,451	35,600
Contribution to consolidated net income	$156,818	$119,423	$111,625	$116,872	$124,169	$116,619	$91,420	$91,382	$79,420	$53,747

SUMMARY CONSOLIDATED BALANCE SHEET	AT DECEMBER 31,
(In thousands)	2017	2016	2015	2014	2013	2012	2011	2010	2009	2008
ASSETS
Net utility plant	$4,523,650	$4,131,971	$3,891,085	$3,658,383	$3,486,108	$3,343,794	$3,218,944	$3,072,436	$3,034,503	$2,983,307
Other property and investments	428,180	342,343	313,531	326,743	260,871	242,096	192,004	134,648	115,860	124,781
Restricted cash	-	-	-	821	-	-	12,785	37,781	49,769	-
Current assets	657,032	533,307	558,174	606,611	494,672	458,417	461,632	445,894	417,632	438,076
Noncurrent assets	628,204	573,505	595,895	615,739	323,523	443,750	390,642	293,434	288,528	274,220
Total assets	$6,237,066	$5,581,126	$5,358,685	$5,208,297	$4,565,174	$4,488,057	$4,276,007	$3,984,193	$3,906,292	$3,820,384
CAPITALIZATION
Common stock equity	$1,005,052	$952,235	$945,455	$899,534	$888,507	$876,555	$869,226	$855,114	$839,061	$816,285
Accumulated other comprehensive income (loss), net	(47,682)	(48,008)	(50,268)	(50,175)	(41,698)	(50,745)	(49,331)	(30,784)	(22,250)	(19,426)
Retained earnings	857,398	759,263	699,221	639,164	567,714	484,369	406,125	343,131	285,316	240,982
Noncontrolling interest	(2,365)	(2,217)	(2,083)	(2,257)	(2,128)	(1,681)	(989)	(465)	(41)	-
Subordinated debentures	-	-	-	-	-	-	-	-	100,000	100,000
Redeemable noncontrolling interest	-	22,590	16,108	20,042	-	-	-	-	-	-
Long-term debt, less current maturities	1,798,576	1,549,983	1,551,204	1,631,374	1,381,327	1,268,373	930,858	1,124,681	1,169,357	1,185,474
Total capitalization	3,610,979	3,233,846	3,159,637	3,137,682	2,793,722	2,576,871	2,155,889	2,291,677	2,371,443	2,323,315
LIABILITIES
Current maturities of long-term debt	25,346	50,101	19,475	19,192	11,105	50,137	322,618	75,080	1,327	7,833
Current liabilities	790,535	578,274	515,570	450,925	423,059	484,992	524,950	521,881	472,903	502,062
Deferred income taxes and investment tax credits	476,960	840,653	769,445	723,688	674,411	616,184	557,118	466,628	436,113	387,539
Other deferred credits and other long-term liabilities	1,333,246	878,252	894,558	876,810	662,877	759,873	715,432	628,927	624,506	599,635
Total liabilities	2,626,087	2,347,280	2,199,048	2,070,615	1,771,452	1,911,186	2,120,118	1,692,516	1,534,849	1,497,069
Total capitalization and liabilities	$6,237,066	$5,581,126	$5,358,685	$5,208,297	$4,565,174	$4,488,057	$4,276,007	$3,984,193	$3,906,292	$3,820,384

GAS SEGMENT CASH FLOWS	YEAR ENDED DECEMBER 31,
(In thousands)	2017	2016	2015	2014	2013	2012	2011	2010	2009	2008
From operating activities	$309,216	$507,224	$497,500	$288,534	$265,290	$344,441	$216,745	$342,522	$371,416	$261,322
From investing activities	(557,384)	(446,238)	(416,727)	(328,645)	(304,189)	(296,886)	(289,234)	(178,685)	(265,850)	(237,093)
From financing activities	267,090	(63,339)	(74,159)	23,413	44,947	(43,453)	(2,327)	(107,779)	(81,744)	(34,704)
Net change in cash	$18,922	$(2,353)	$6,614	$(16,698)	$6,048	$4,102	$(74,816)	$56,058	$23,822	$(10,475)

GAS OPERATIONS SEGMENT
UTILITY PLANT	AT DECEMBER 31,
(In thousands)	2017	2016	2015	2014	2013	2012	2011	2010	2009	2008
Distribution	$5,600,769	$5,198,531	$4,935,730	$4,655,640	$4,410,598	$4,224,560	$4,048,078	$3,847,731	$3,716,881	$3,615,253
General	396,252	382,084	365,865	356,072	324,490	310,936	291,639	279,402	270,825	228,282
Transmission	363,396	349,981	312,996	312,300	313,306	301,505	295,103	274,646	271,467	262,271
Intangible	232,566	226,754	205,782	198,457	171,193	150,396	144,135	135,330	127,188	122,227
Construction work in progress	125,248	111,177	119,805	74,332	101,413	74,178	44,894	37,489	45,872	70,041
Other	36,661	36,410	34,914	34,680	33,612	33,014	33,186	33,267	33,376	32,326
Accumulated depreciation & amortization	(2,231,242)	(2,172,966)	(2,084,007)	(1,973,098)	(1,868,504)	(1,750,795)	(1,638,091)	(1,535,429)	(1,431,106)	(1,347,093)
Net utility plant	$4,523,650	$4,131,971	$3,891,085	$3,658,383	$3,486,108	$3,343,794	$3,218,944	$3,072,436	$3,034,503	$2,983,307

OPERATIONS & MAINTENANCE EXPENSES	YEAR ENDED DECEMBER 31,
(In thousands)	2017	2016	2015	2014	2013	2012	2011	2010	2009	2008
Distribution	$186,860	$188,064	$181,249	$170,377	$174,129	$166,356	$157,855	$157,220	$159,282	$151,586
Administrative and general	154,993	143,006	137,868	137,951	131,366	124,874	123,357	120,942	112,526	106,851
Customer accounts	48,937	51,024	51,071	50,200	53,809	55,894	57,414	60,187	60,896	63,788
Transmission	13,744	13,666	14,779	15,792	15,864	14,207	12,353	9,622	9,338	10,172
Production and storage expenses	5,256	4,889	5,052	4,960	5,054	4,500	4,492	4,215	3,985	3,398
Customer service and informational	935	1,050	3,165	4,440	4,677	4,142	2,962	2,646	2,484	2,523
Sales	20	25	15	12	15	6	65	111	431	342
Total operations and maintenance expenses	$410,745	$401,724	$393,199	$383,732	$384,914	$369,979	$358,498	$354,943	$348,942	$338,660

GAS OPERATIONS SEGMENT
	AT DECEMBER 31,
CUSTOMERS BY CLASS	2017	2016	2015	2014	2013	2012	2011	2010	2009	2008
Residential	1,932,332	1,902,227	1,874,852	1,849,555	1,824,008	1,796,929	1,780,155	1,758,557	1,744,481	1,738,202
Small commercial	80,047	79,437	78,833	78,230	77,848	76,800	76,633	76,746	77,416	78,190
Large commercial	1,016	1,042	1,043	1,086	1,076	1,118	1,433	1,185	1,263	1,314
Industrial / Other	332	318	318	341	333	308	320	328	320	343
Transportation	929	905	879	833	812	739	715	643	646	550
Total customers	2,014,656	1,983,929	1,955,925	1,930,045	1,904,077	1,875,894	1,859,256	1,837,459	1,824,126	1,818,599
ANNUAL CUSTOMER GROWTH RATE	1.5%	1.4%	1.3%	1.4%	1.5%	0.9%	1.2%	0.7%	0.3%	0.3%

SYSTEM THROUGHPUT BY CLASS	YEAR ENDED DECEMBER 31,
(In thousands of dekatherms)	2017	2016	2015	2014	2013	2012	2011	2010	2009	2008
Residential	67,427	68,463	65,542	61,738	74,133	65,505	71,877	70,470	66,974	70,499
Small commercial	29,767	29,452	28,512	27,658	29,804	27,067	30,392	30,094	29,423	31,455
Large commercial	9,256	9,095	9,228	9,439	10,276	11,658	11,226	11,183	11,724	12,512
Industrial / Other	3,382	3,028	3,097	3,238	5,021	4,783	5,021	5,892	7,262	9,770
Transportation	97,441	97,056	103,571	90,669	103,792	99,809	94,154	99,860	104,389	116,419
Total system throughput	207,273	207,094	209,950	192,742	223,026	208,822	212,670	217,499	219,772	240,655

OPERATING MARGIN BY CLASS*	YEAR ENDED DECEMBER 31,
(In thousands)	2017	2016	2015	2014	2013	2012	2011	2010	2009	2008
Residential	$657,574	$640,157	$623,828	$612,641	$601,076	$582,619	$549,844	$537,980	$513,299	$503,397
Small commercial	144,096	142,490	136,344	136,272	133,474	132,964	129,946	127,802	129,103	128,827
Large commercial	22,232	22,450	22,249	23,412	25,171	26,421	20,248	20,936	21,879	22,536
Industrial / Other	7,495	7,177	6,937	6,477	7,735	8,706	8,772	9,515	10,302	12,586
Transportation	115,866	112,017	101,472	97,929	96,697	91,416	81,067	79,499	73,630	68,072
Total operating margin	$947,263	$924,291	$890,830	$876,731	$864,153	$842,126	$789,877	$775,732	$748,213	$735,418

* Includes allocations of miscellaneous, unbilled, and other operating revenues.

SOUTHWEST GAS CORPORATION

MARKET PRICE PER SHARE	2017	2016	2015	2014	2013	2012	2011	2010	2009	2008
High	$86.87	$79.58	$63.68	$64.20	$56.03	$46.08	$43.20	$37.25	$29.48	$33.29
Low	72.32	53.51	50.78	47.21	42.02	39.01	32.12	26.28	17.08	21.11
Close [1]	80.48	76.62	55.16	61.81	55.91	42.41	42.49	36.67	28.53	25.22

	2017	2016	2015	2014	2013	2012	2011	2010	2009	2008
COMMON SHARES OUTSTANDING (in thousands) [1]	48,090	47,482	47,378	46,523	46,356	46,148	45,956	45,599	45,092	44,192
DIVIDEND YIELD [1]	2.5%	2.3%	2.9%	2.4%	2.4%	2.8%	2.5%	2.7%	3.3%	3.6%
DIVIDENDS DECLARED PER SHARE [2]	$1.98	$1.80	$1.62	$1.46	$1.32	$1.18	$1.06	$1.00	$0.95	$0.90
PRICE / EARNINGS RATIO [1]	19.92	23.94	18.76	20.33	17.81	14.67	17.34	16.01	14.63	18.01
RETURN ON EQUITY - TOTAL COMPANY [2]	11.2%	9.3%	8.9%	9.7%	10.6%	10.4%	9.3%	9.1%	8.1%	6.0%
RETURN ON EQUITY - GAS SEGMENT ONLY [2]	10.0%	7.7%	7.6%	8.5%	9.6%	9.6%	8.0%	8.5%	7.8%	5.6%
BOOK VALUE PER SHARE [1]	$37.74	$35.03	$33.65	$32.03	$30.51	$28.39	$26.68	$25.60	$24.44	$23.48

GAS OPERATIONS SEGMENT
	YEAR ENDED DECEMBER 31,
HEATING DEGREE DAY COMPARISON	2017	2016	2015	2014	2013	2012	2011	2010	2009	2008
Actual	1,478	1,613	1,512	1,416	1,918	1,740	2,002	1,998	1,824	1,902
Ten-year average	1,733	1,771	1,792	1,816	1,876	1,866	1,888	1,876	1,882	1,893

	2017	2016	2015	2014	2013	2012	2011	2010	2009	2008
NUMBER OF GAS SEGMENT EMPLOYEES [1]	2,285	2,247	2,219	2,196	2,220	2,245	2,298	2,349	2,423	2,447
CUSTOMERS / EMPLOYEE [1]	882	883	881	879	858	836	809	782	753	743
OPERATIONS & MAINTENANCE EXPENSE / CUSTOMER [2]	$207	$206	$204	$202	$206	$200	$196	$196	$194	$188
WEIGHTED AVERAGE COST OF GAS (per therm) [2]	$0.44	$0.37	$0.44	$0.55	$0.42	$0.42	$0.58	$0.62	$0.71	$0.84
CONSTRUCTION EXPENDITURES (in thousands) [2]	$560,448	$457,120	$438,289	$350,025	$314,578	$308,951	$305,542	$188,379	$212,919	$279,254
[1] At December 31,
[2] For the year ended December 31,

GAS OPERATIONS SEGMENT
Transportation Volumes and Operating Margin

	DEKATHERMS	OPERATING	DEKATHERMS	OPERATING
DIVISION/CUSTOMER TYPE	TRANSPORTED	MARGIN	TRANSPORTED	MARGIN

	Twelve Months Ended 12-31-17		Twelve Months Ended 12-31-16
Southern Nevada
Commercial	9,580,642	$10,986,943	9,590,463	$10,688,604
Industrial	5,176,130	4,674,822	5,176,153	4,462,734
Power Generation	40,529,032	15,504,665	42,614,707	13,886,616
Southern Nevada Totals	55,285,804	$31,166,430	57,381,323	$29,037,954

Northern Nevada (1)
Commercial	2,007,146	$1,450,850	1,728,781	$1,168,961
Industrial	6,756,991	3,019,937	6,384,799	2,934,087
Power Generation	4,526,184	2,767,807	3,393,787	2,228,373
Resale	10,141,671	29,552,987	10,099,226	30,035,775
Northern Nevada Totals	23,431,992	$36,791,581	21,606,593	$36,367,196

(1) Includes transportation customers of Paiute Pipeline Company, a wholly owned subsidiary of Southwest Gas Corporation.

GAS OPERATIONS SEGMENT
Transportation Volumes and Operating Margin

	DEKATHERMS	OPERATING	DEKATHERMS	OPERATING
DIVISION/CUSTOMER TYPE	TRANSPORTED	MARGIN	TRANSPORTED	MARGIN

	Twelve Months Ended 12-31-17		Twelve Months Ended 12-31-16
Southern Arizona
Commercial	1,376,307	$3,811,908	1,206,500	$3,471,753
Industrial	1,820,390	1,360,157	1,908,390	1,591,308
Power Generation	1,716,488	3,706,291	1,702,340	3,664,324
Irrigation	858,689	2,086,022	765,729	2,600,354
Southern Arizona Totals	5,771,874	$10,964,378	5,582,959	$11,327,739

Central Arizona
Commercial	4,641,724	$12,513,797	4,192,241	$11,369,246
Industrial	4,076,645	9,844,410	4,035,707	10,046,971
Power Generation	394,842	746,871	702,883	1,241,927
Irrigation	2,459,152	4,239,177	2,435,732	3,915,154
Central Arizona Totals	11,572,363	$27,344,255	11,366,563	$26,573,298

GAS OPERATIONS SEGMENT
Transportation Volumes and Operating Margin

	DEKATHERMS	OPERATING	DEKATHERMS	OPERATING
DIVISION/CUSTOMER TYPE	TRANSPORTED	MARGIN	TRANSPORTED	MARGIN

	Twelve Months Ended 12-31-17		Twelve Months Ended 12-31-16
Southern California
Commercial	481,364	$698,011	399,343	$586,602
Industrial	249,678	345,558	184,248	273,878
Power Generation	647,589	661,747	535,058	647,019
Southern California Totals	1,378,631	$1,705,316	1,118,649	$1,507,499

Total Company (1)
Commercial	18,087,183	$29,461,509	17,117,328	$27,285,166
Industrial	18,079,834	19,244,884	17,689,297	19,308,978
Power Generation	47,814,135	23,387,381	48,948,775	21,668,259
Resale	10,141,671	29,552,987	10,099,226	30,035,775
Irrigation	3,317,841	6,325,199	3,201,461	6,515,508
TOTAL COMPANY	97,440,664	$107,971,960	97,056,087	$104,813,686

(1) Includes transportation customers of Paiute Pipeline Company, a wholly owned subsidiary of Southwest Gas Corporation.